Exhibit 10.3

MANAGEMENT SHAREHOLDERS AGREEMENT DEED OF AMENDMENT

26 August 2020

Reference is made to the management shareholders agreement dated 16 January 2020 between Global Blue Holding LP, SL Globetrotter LP, Jacques Stern (in his capacity as Management Representative), Global Blue Group Holding AG and the Partners Group entities set out therein (as amended from time to time) (the “MSHA”).

Unless otherwise specified, words and expressions defined in the MSHA shall have the same meaning in this letter.

In accordance with Clause 15.3 of the MSHA, the Company, the Investor and the Management Representative agree:

1.	to amend the definition of Consideration in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“has the meaning given to the term “Total Consideration” in the Merger Agreement”

2.	to insert a new definition of EBT Shares in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“means Common Shares and/or Convertible Preferred Shares transferred to each Manager on or after the first anniversary of Closing by the Trustee (as defined in the Trust Deed), following a determination by the Nomination and Compensation Committee, and any shares into which any such Common Shares and/or Convertible Preferred Shares shall have been changed or any shares resulting from any reclassification of any such Common Shares and/or Convertible Preferred Shares;”

3.	to amend the definition of Post-Closing Sale Proportion in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“means

(i) the aggregate of the number of Shares (including Convertible Preferred Shares on an As-Converted Basis) and the number of EBT Shares sold or transferred (directly or indirectly, including pursuant to an LP Distribution but excluding pursuant to an Excluded Transfer) by or on behalf of a party after Closing;

divided by

(ii) the total number of Shares (including Convertible Preferred Shares on an As-Converted Basis) held by or on behalf of such person immediately after Closing plus any EBT Shares allocated and transferred to such person on or after the first anniversary of Closing;”

4.	to amend the definition of Shares set out in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“means Common Shares and Convertible Preferred Shares but, with respect to each Manager, shall be limited to those Common Shares and Convertible Preferred Shares received by each Manager as Stock Consideration pursuant to the Transaction;”

5.	to amend the definition of “Sell-Down Entitlement” set out in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“means, subject to Clause 6, with respect to each Manager and each Sell-Down, a number of Shares (including Convertible Preferred Shares on an As-Converted Basis) representing the same proportion of such Manager’s Pre-Sale Stake as the proportion the number of Shares (including Convertible Preferred Shares on as As-Converted Basis) to be sold (directly or indirectly) in such Sell-Down by the SL Investor represents of the SL Investor’s Pre-Sale Stake; provided that, if following a transfer of EBT Shares to such Manager and subsequent sale of such EBT Shares such Manager’s Liquidity Proportion is greater than the SL Investor’s Liquidity Proportion, such Manager’s Sell-Down Entitlement shall be 0% unless and until the SL Investor’s Liquidity Proportion is equal to or greater than such Manager’s Liquidity Proportion;”

6.	to insert a new definition of Trust Deed in Clause 1.1 of the MSHA by inserting the words in bold and underline below:

“means the trust deed dated 27 July 2012 between Global Blue Management & Co. S.C.A., Estera Trust (Jersey) Limited (formerly Appleby Trust (Jersey) Limited) (as amended from time to time);”

7.	to insert a new Clause 4.8 of the MSHA by inserting the words in bold and underline below:

“The Investor shall be entitled to exercise the EBT’s rights to exchange such percentage of the EBT’s Convertible Preferred Shares for Common Shares pursuant to the Conversion Agreement as is equal to the percentage of the Investor’s own Convertible Preferred Shares that it exchanges for Common Shares from time to time.”

The Company, the Investor and the Management Representative agree, for the avoidance of doubt, that the EBT Shares shall not be subject to the transfer restrictions set out in Clauses 5.1 and 5.2 of the MSHA.

Clauses 15 and 18 of the MSHA shall apply to this letter agreement mutatis mutandis (and references in these provisions to “this Agreement” shall be deemed a reference to this letter).

Executed as a DEED by GLOBAL BLUE HOLDING LP

By:	/s/ Joseph Osnoss	Witness signature: /s/ Tiffany Finn
Name:	Joseph Osnoss	Name:	Tiffany Finn
Title:	Director	Title:	Executive Assistant

		Address:	550 W. 34th Street, 40th Floor
New York, NY 10001

[Signature Page – 1b – GB MSHA Amendment]

Executed as a DEED by JACQUES STERN in his capacity as Management Representative

By:	/s/ Jacques Stern	Witness signature:	/s/ Alan Davies
Name: Title:	Jacques Stern	Name: Alan Davies Title: Solicitor

Address: One Ropemaker Street London EC2Y 9HU United Kingdom

[Signature Page – 1b – GB MSHA Amendment]

Executed as a DEED by GLOBAL BLUE GROUP HOLDING AG

By: /s/ Joseph Osnoss	Witness signature: /s/ Tiffany Finn
Name: Joseph Osnoss	Name: Tiffany Finn
Title: Director	Title: Executive Assistant

Address: 550 W. 34th Street, 40th Floor
New York, NY 10001

[Signature Page – 1b – GB MSHA Amendment]

Executed as a DEED by SL GLOBETROTTER L.P. acting by its general partner SL
GLOBETROTTER GP, LTD.

By: /s/ Joseph Osnoss	Witness signature: /s/ Tiffany Finn
Name: Joseph Osnoss	Name: Tiffany Finn
Title: Director	Title: Executive Assistant

Address: 550 W. 34th Street, 40th Floor
New York, NY 10001

[Signature Page – 1b – GB MSHA Amendment]

Executed as a DEED by Estera Trust (Jersey) Limited in its capacity as trustee of the Global Blue Equity Plan Employee Trust

By:	/s/ William Patrick Jones	By:	/s/ Paul Jeanne
Name:	William Patrick Jones	Name:	Paul Jeanne
Title:	Authorised Signatory	Title:	Authorised Signatory

[Signature Page – 1b – GB MSHA Amendment]